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                                                                   EXHIBIT 10.99

                       THIRD AMENDMENT TO EXPANSION LEASE

        THIS THIRD AMENDMENT TO EXPANSION LEASE ("Amendment"), dated and effective as of August 24, 1998 (the "Effective Date"), is entered into by and between SEQUANA THERAPEUTICS, INC., a California corporation, doing business as AXYS PHARMACEUTICALS, INC. ("Tenant"), and ARE-11099 NORTH TORREY PINES, LLC, a Delaware limited liability company, successor in interest to ALEXANDRIA REAL ESTATE EQUITIES, INC., formerly HEALTH SCIENCE PROPERTIES, INC., a Maryland corporation ("Landlord") in connection with the following:

        A. Landlord and Tenant are parties to that certain Expansion Lease, dated as of November 20, 1995, as amended by that certain First Amendment to Expansion Lease dated as of October __, 1996, and by that certain Second Amendment to Expansion Lease dated as of May 20, 1997 (as amended, the "Lease"), pursuant to which Tenant leases from Landlord certain premises (the "Demised Premises") in a building located at 11099 North Torrey Pines Road, La Jolla, California (the "Building"), and more particularly described in the Lease. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease.

        B. Landlord has agreed, among other things, to lease to Tenant the suite in the Building currently designated as Suite 100, as outlined on Exhibit A attached hereto (the "Additional Space"), and Tenant has agreed to accept such Additional Space.

        C. Landlord and Tenant now desire to amend the Lease to reflect the lease of the Additional Space to Tenant upon the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants contained herein, the parties hereto hereby agree as follows:

        1.     AMENDMENT TO LEASE.

               1.1 Effective from and after the Effective Date, Exhibit A-2 to the Lease is hereby replaced in its entirety with Exhibit B attached hereto.

               1.2 Section 2.1.2 of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Designation of Demised Premises:

                      Suite                             Floor
                      -----                             -----
              1.      Suite 100                         First
              2.      Suites 160 & 160-A                First
              3.      Suite 160 Exp.                    First
              4.      Suite 200                         Second
              5.      Suite 210                         Second
              6.      Suite 210 Exp.                    Second
              7.      Suite 220                         Second
              8.      Suite 250                         Second
              9.      Suite 280                         Second
              10.     Suite 290                         Second

               1.3 Section 2.1.3(a) of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Rentable Area of the Demised Premises: 60,056 total sq. ft. as follows:


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                      1.     Suite 100: 4,508 sq. ft.
                      2.     Suites 160 & 160-A: 25,063 sq. ft.
                      3.     Suite 160 Exp.: 1,105 sq. ft.
                      4.     Suite 200: 5,821 sq. ft.
                      5.     Suite 210: 2,558 sq. ft.
                      6.     Suite 210 Exp.: 632 sq. ft.
                      7.     Suite 220: 4,403 sq. ft.
                      8.     Suite 250: 2,981 sq. ft.
                      9.     Suite 280: 5,546 sq. ft.
                      10.    Suite 290: 7,439 sq. ft."

               1.4 Section 2.1.3(b) of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Rentable Area of the Demised Premises: 60,056 total sq. ft. as follows:

               1.5 Section 2.1.3(c) of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Useable Area of the Demised Premises: 52,638 total sq. ft. as follows:

                      1.     Suites 100: 3,922 sq. ft.
                      2.     Suites 160 & 160-A: 22,339 sq. ft.
                      3.     Suite 160 Exp.: 962 sq. ft.
                      4.     Suite 200: 4,992 sq. ft.
                      5.     Suite 210: 2,194 sq. ft.
                      6.     Suite 210 Exp.: 541 sq. ft.
                      7.     Suite 220: 3,780 sq. ft.
                      8.     Suite 250: 2,515 sq. ft.
                      9.     Suite 280: 4,866 sq. ft.
                      10.    Suite 290: 6,527 sq. ft."

               1.6 Section 2.1.4 of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Basic Annual Rent: For all of the Demised Premises: (60,056 sq. ft.) x ($1.8567 per sq. ft.) x (12 months) = $1,338,047.68."

               1.7 Section 2.1.5 of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Monthly Rental Installments of Basic Annual Rent: For all of the
                Demised Premises: (60,056 sq. ft.) x ($1.8567 per sq. ft.) = $111,503.97."

               1.8 Section 2.1.6 of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Tenant's Pro Rata Share of the Building:  69.06%"

               1.9 Section 2.1.10 of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Address for Rent Payment:
               135 N. Los Robles Avenue, Suite 250
               Pasadena, CA  91101
               Attention:  Accounts Receivable

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               Address for Notices to Landlord:
               135 N. Los Robles Avenue, Suite 250
               Pasadena, CA  91101
               Attention:  General Counsel

               Address for Notices to Tenant:
               11099 North Torrey Pines Road, Suite 160
               La Jolla, California, 92037"

        2. IMPROVEMENTS; COMMENCEMENT.

               2.1 Tenant acknowledges that: (i) the occupancy of Suite 100 is limited to a maximum of 30 persons as a result of the current exiting from such Suite, and (ii) a second one hour fire rated exit cannot practically be provided at this time. Landlord and Tenant agree that Landlord shall pay one half the cost (not to exceed $8,000) of providing a non-fire rated exit as described on the attached Exhibit C. In addition, Landlord shall provide to Tenant an allowance of $21,591.00 to be used by Tenant for improvements to Suite 100. Upon Landlord's payment of such amount at the direction of Tenant for such improvements to Suite 100, Landlord shall, for all purposes of the Lease be deemed to have fully discharged all of its obligations under Section 14.1 of the Lease with respect to Suite 100. Tenant acknowledges and agrees that Landlord's sole obligation under Section 14.1 of the Lease with respect to Suite 100 shall be to make such allowance available to Tenant.

               2.2 Notwithstanding anything to the contrary contained herein, Tenant shall have no obligation to pay Rent or perform any other obligation of the Lease with respect to Suite 100 until 30 days after Landlord tenders possession of Suite 100 to Tenant.

        3. MISCELLANEOUS:

               3.1 This Amendment shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

               3.2 This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

               3.3 This Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

               3.4 Each party has cooperated in the drafting and preparation of this Amendment. Hence, in any construction to be made of this Amendment, the same shall not be construed against any party.

               3.5 Each term of this Amendment is contractual and not merely a recital.

               3.6 This Amendment may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one Amendment, which shall be binding upon and effective as to all parties.

               3.7 The unenforceability of a portion of this Amendment shall not affect the enforceability of the remainder of this Amendment.


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               3.8 The parties will execute all such further and additional documents as shall be reasonable, convenient, necessary or desirable to carry out the provisions of this Amendment.

               3.9 Except as specifically amended or modified by this Amendment, the Lease (including, without limitation, the First Amendment and the Second Amendment) remains in full force and effect.

               3.10 EACH PARTY ACKNOWLEDGES THAT IT HAS HAD ADEQUATE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF ITS CHOOSING IN CONNECTION WITH THE EXECUTION HEREOF AND HAS DONE SO, OR VOLUNTARILY ELECTED NOT TO DO SO.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                             "Tenant"

                             SEQUANA THERAPEUTICS, INC.,
                             a California corporation


                             By:  Fred Ruegsegger
                                 -------------------------------------
                             Its:  Sr VP & CFO
                                  ------------------------------------


                             "Landlord"

                             ARE-11099 NORTH TORREY PINES, LLC, a
                             Delaware limited liability company

                             By:  ALEXANDRIA REAL ESTATE EQUITIES, INC.,
                             a Maryland corporation

                                     By:  Lynne Anne Shapiro
                                         ------------------------------
                                    Its:  General Counsel
                                         ------------------------------